SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2011

AVEC CORPORATION
(Exact name of registrant as specified in its charter)

Nevada		98-0353007
(State or other jurisdiction		(IRS Employer
of Incorporation)		Identification Number)
Jebel Free Zone, LOB 21 F07
First Floor; Dubai, United Arab Emirates
(Address of principal executive offices)

971 4 887 5351
(Issuer’s Telephone Number)

Axial Vector Engine Corporation
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  7.01     Regulation FD Disclosure.

Press Releases

On October 31, 2011, the Company issued a press release entitled “AVEC Corporation Acquires New Solar Related Patent Rights for Sun Solar Systems”.  A copy of this press release is furnished as an exhibit to this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(c)    Exhibits.

Number	Description

99.1	Press release dated as of October 31, 2011 entitled “AVEC Corporation Acquires New Solar Related Patent Rights for Sun Solar Systems” (Deemed Furnished)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 8, 2011	AVEC Corporation /s/ Samuel Higgins
By: Samuel Higgins Its: Chief Executive Officer